Confidential portions of this document indicated by ***** have been omitted and filed separately with the Commission

Exhibit 10.33

November 17, 2003

Mr. Gary Ihrke

VP Operations

Featherlite Trailers

P O box 320

Cresco Iowa 52136

Dear Gary,

This letter will serve as confirmation of our agreement completed today. Alcoa has purchased, with your authorization, ***** pounds of aluminum for your extrusion needs during 2004. The extrusions will be purchase and delivered from our Yankton plant at a base price of $***** per pound on solid shapes, and $***** per pound on hollow shapes. As per our previous agreements, any side panels will require a $***** Adder. Any other adders will apply consistent with our current agreements. All prices include delivery to stated above are firm, as metal has been secured to cover this contract.

Gary, we have provided a place for your signature to confirm our mutual commitment. We look forward to maintaining our role as your primary source for quality extrusions.

Yours truly,
/s/ Herb Grubbs

Regional Sales Manager	signed by Cathy Saltou for Gary Ihrke VP Operations Featherlite Trailers